UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2021 (September 24, 2021)

L.B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania		000-10436	25-1324733
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Suite 100,			15220
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)

(412) 928-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On September 27, 2021, L.B. Foster Company (“Company”) announced it completed the sale of its Piling Products division to J.D. Fields & Company, Inc. (“Purchaser”) pursuant to the Asset Purchase Agreement dated September 24, 2021 (“Purchase Agreement”), by and between the Company and the Purchaser, for approximately $24 million in total proceeds. The Company is retaining all pre-closing receivables and liabilities associated with the division. The Purchase Agreement includes all inventory held by the Company associated with the division, as well as the related fixed assets, including its Petersburg, VA facility. As part of the transaction, the Company entered into a non-compete agreement which precludes marketing, selling, and distributing steel piling for heavy civil and marine applications in the United States and its territories, Canada, Mexico, Central America, and the Caribbean for a period of five years. The Piling Products division is included within the Infrastructure Solutions business segment.
On September 27, 2021, the Company issued a press release announcing the sale of the Piling Products division. A copy of that press release is furnished with this report as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit Number	Description
*99.1	Press Release dated September 27, 2021, of L.B. Foster Company.

*104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Exhibits marked with an asterisk are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:	September 27, 2021	/s/ William M. Thalman
William M. Thalman
Senior Vice President
and Chief Financial Officer